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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 21, 2003
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                        (Date of earliest event reported)


                        FIRST COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                                000-19297                      55-0694814
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(State or other jurisdiction     (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)


P.O. Box 989, Bluefield, Virginia                                    24605-0989
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(Address of principal executive offices)                             (Zip Code)


                                 (276) 326-9000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibit is included with this Report:

                  Exhibit 99.1 Chief Executive Officer and Chief Financial Officer certifications.


ITEM 9.  REGULATION FD DISCLOSURE

         On March 25, 2003, First Community Bancshares, Inc. (the "Company") filed its Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report"). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and Chief Financial Officer of the Company have each signed a certification with respect to the Report, which certifications are attached hereto as Exhibit 99.1, and is hereby incorporated by reference.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FIRST COMMUNITY BANCSHARES, INC.


                                            By: /s/ Robert L. Schumacher
                                                -------------------------------
                                                 Robert L. Schumacher
                                                   Chief Financial Officer


         Date:   March 26, 2003.